THE RBB FUND, INC.

SGI Small Cap Growth Fund

(formerly known as the Bogle Investment Management Small Cap Growth Fund)

(the “Fund”)

Supplement dated July 7, 2021

to the Prospectus dated December 31, 2020, as amended

1. The name of the sole class of the Fund has been changed to Class I Shares.

2. The Prospectus sections entitled “Summary Section – Principal Risks – Environmental, Social and Governance Investing Risk” and “Additional Information on the Principal Risks of Investing in the Fund” are deleted and replaced with the following:

Environmental, Social and Governance Investing Risk (“ESG”). ESG investing risk is the risk stemming from the ESG factors that the Fund may apply in selecting securities. The Fund seeks to screen out companies that it believes may have higher downside risk and lower ESG ratings, but investors may differ in their views of ESG characteristics. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. The Fund’s returns may be lower than other funds that do not use ESG ratings and/or screen out certain companies or industries. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Please keep this Supplement with your records.